UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 20, 2016
(Date of earliest event reported)

Central Valley Community Bancorp
(Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	000-31977 (Commission File Number)	77-0539125 (IRS Employer Identification Number)

7100 N. Financial Dr., Ste. 101, Fresno, CA (Address of principal executive offices)		93720 (Zip Code)
559-298-1775 (Registrant’s telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 20, 2016, the Executive and Directors Resource Committee (the Committee) of the Board of Directors of Central Valley Community Bancorp (Company) recommended to the Board of Directors (Board), and the Board approved, the grant of restricted stock awards to all the directors and executives listed below.  A total of 36,800 shares of restricted stock were granted with a grant date of July 20, 2016. The closing market price of the Company’s common stock on the grant date was $14.64 per share. The restrictions will lapse annually at the rate of 20% per year over a five-year period, subject to 100% accelerated vesting upon a change of control of the Company. Each recipient of an award of restricted stock will enter into a restricted stock award agreement under the Company’s 2015 Omnibus Incentive Plan.

Restricted Stock Award Granted
Daniel J. Doyle, Director, Chairman of the Board	4,000
Daniel N. Cunningham, Lead Independent Director	4,000
Edwin S. Darden, Jr., Director	4,000
F. T. (“Tommy”) Elliott, IV, Director	4,000
Steven D. McDonald, Director	4,000
Louis C. McMurray, Director	4,000
William S. Smittcamp, Director	4,000
Joseph B. Weirick, Director	4,000
David A. Kinross, Executive Vice President and CFO	1,200
Gary D. Quisenberry, Executive Vice President, Commercial and Business Banking	1,200
Lydia E. Shaw, Executive Vice President, Community Banking	1,200
Patrick J. Carman, Executive Vice President, Chief Credit Officer	1,200
Total	36,800

ITEM 8.01             OTHER EVENTS

On July 20, 2016, the Board of Directors of Central Valley Community Bancorp declared a $0.06 per share cash dividend payable on August 19, 2016 to shareholders of record as of August 5, 2016. A press release was issued on July 21, 2016, and is attached to this Current Report and is incorporated into this report by reference.

The information in this Form 8-K filed on July 25, 2016 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

ITEM 5.02(c). DEPARTURE OF DIRECTORS OR CERTAIN OFFI CERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Please refer to the information set forth at Item 1.01 above.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 Exhibits

99.1 Press release issued July 21, 2016, announcing declaration of a cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 25, 2016	CENTRAL VALLEY COMMUNITY BANCORP

/s/ David A. Kinross
David A. Kinross
Executive Vice President and Chief Financial Officer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued July 21, 2016, announcing declaration of a cash dividend.